EXHIBIT 24


					   LIMITED POWER OF ATTORNEY



	KNOW ALL BY THESE PRESENTS, that the undersigned, ROBERT S. KOPRIVA, hereby constitutes and appoints JOHN M. MEYER, STEPHEN A. LIGHTSTONE and
GERARD J.
SCHULTE my true and lawful attorneys-in-fact to:

	(1)
execute for and on behalf of the undersigned, in the undersigned's

		capacity as an officer and/or director of PREMIUM STANDARD FARMS, INC.

		(the "Company"), Forms 3, 4 or 5 in accordance with Section 16(a) of

		the Securities Exchange Act of 1934 and the rules thereunder; and


	(2) do and perform any and all acts for and on behalf of the undersigned
		which may be necessary or desirable to complete and execute any such
		Form 3, 4 or 5 and timely file such form with the United
States
		Securities and Exchange Commission and any stock exchange or similar
		authority; and

	(3)  take any other action of any type
whatsoever in connection with the
		foregoing which, in the opinion of
such attorney-in-fact, may be of
		benefit to, in the best interest of,
or legally required by, the
		undersigned, it being understood that the documents executed by such
		attorney-in-fact on behalf of the
undersigned pursuant to this Limited
		Power of Attorney shall be in such
form and shall contain such terms
		and conditions as such
attorney-in-fact may approve in such
		attorney-in-fact's discretion.


		The undersigned hereby grants to such attorneys-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact shall lawfully do or cause to be done by virtue of this limited power of attorney and the rights and powers herein granted.
The undersigned acknowledges that the
foregoing attorneys-in-fact, in
serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act
of 1934.

		This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or 5 with respect to the undersigned's holdings of or transactions in securities issued by the
Company, unless earlier revoked by the
undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

		IN WITNESS WHEREOF, the undersigned has caused this Limited Power of
Attorney to be executed on the 23rd day of December, 2005.



								/s/ Robert S. Kopriva

								--------------------------
								ROBERT S. KOPRIVA